EXHIBIT 32.1

BKF CAPITAL GROUP, INC.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Quarterly Report of BKF Capital Group, Inc. (the “Company”) on Form 10-Q/A for the period ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Harvey J. Bazaar, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350 (including subsections (a) (b) and (c) thereof), as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  HARVEY J. BAZAAR
Harvey J. Bazaar
Chief Executive Officer

August 10, 2007